UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Digimarc Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held On April 30, 2010
Meeting Information
DIGIMARC CORPORATION	Meeting Type:	Annual
	For holders as of:	March 2, 2010
Date: April 30, 2010 Time: 11:00 a.m. (local time)
	Location:	Digimarc Corporation
9405 S.W. Gemini Dr.
Beaverton, OR 97008
For directions to the meeting, please call:
DIGIMARC CORPORATION C/O COMPUTERSHARE INVESTOR SERVICES 250 ROYAL STREET MS 3B CANTON, MA 02021	503-469-4800
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE
The following proxy materials are available at www.proxyvote.com:
1. Notice of the 2010 Annual Meeting of Stockholders
2. 2010 Proxy Statement
3. Proxy Card
4. 2009 Annual Report to Stockholders
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please choose one of the following methods to request a copy of the proxy materials for the 2010 annual meeting of stockholders or for all meetings:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends
that you vote FOR the following:
1.	Election of Directors

	Nominees:
	01)	Bruce Davis	04)	Peter W. Smith
	02)	William J. Miller	05)	Bernard Whitney
	03)	James T. Richardson

The Board of Directors recommends you vote FOR the following proposals:

2.	PROPOSAL TO APPROVE A CHANGE IN DIGIMARC CORPORATION'S STATE OF INCORPORATION FROM DELAWARE TO OREGON BY MEANS OF A MERGER OF THE COMPANY INTO A NEWLY FORMED, WHOLLY OWNED OREGON SUBSIDIARY AND THE TERMS OF THE AGREEMENT RELATED THERETO.

3.	PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2010.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.